UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 8, 2005

SYMBOLLON PHARMACEUTICALS, INC. .
(Exact name of Registrant as specified in its charter)

Delaware.	0-22872.	36-3463683.
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

  37 Loring Drive, Framingham, Massachusetts 01702 .
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code:

(508) 620-7676 .

Not Applicable .
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 8, 2005, the Board of Directors of Symbollon Pharmaceuticals, Inc. appointed Paul C. Desjourdy to the position of Chief Executive Officer. Mr. Desjourdy has previously served as President, Chief Operating Officer and Chief Financial Officer of the Company. Dr. Jack H. Kessler, founder, Chairman of the Board, Chief Executive Officer and Chief Scientific Officer, will remain Chairman and Chief Scientific Officer.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated June 10, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2005

                                        SYMBOLLON PHARMACEUTICALS, INC.

                                         By: /s/ Paul C. Desjourdy
                                     Paul C. Desjourdy
                                          Chief Executive Officer, President, and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated June 10, 2005